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                                                                      Exhibit 24

                                POWER OF ATTORNEY


We, the undersigned directors and/or officers of Aetna Life and Casualty Company (the "Company"), hereby severally constitute and appoint Michele G. Kostin, Vice President and Counsel, and Judith H. Jones, Counsel, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of up to 8,000,000 shares of Common Capital Stock of the Company under the Company's 1994 Stock Incentive Plan, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

WITNESS our hands this 28th day of April, 1995.

Signature                                                       Title
- ---------                                                       -----
                                                                Chairman, President and Director
- ---------------------------------------------                   (Principal Executive Officer)
Ronald E. Compton


/S/ Wallace Barnes                                              Director
- ---------------------------------------------
Wallace Barnes


/S/ William H. Donaldson                                        Director
- ---------------------------------------------
William H. Donaldson


/S/ Ellen M. Hancock                                            Director
- ---------------------------------------------
Ellen M. Hancock


/S/ Michael H. Jordan                                           Director
- ---------------------------------------------
Michael H. Jordan


/S/ Jack D. Kuehler                                             Director
- ---------------------------------------------
Jack D. Kuehler


/S/ Frank R. O'Keefe, Jr.                                       Director
- ---------------------------------------------
Frank R. O'Keefe, Jr.

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
/S/ Barbara Hackman Franklin                                    Director
- ---------------------------------------------
Barbara Hackman Franklin


/S/ Earl G. Graves                                              Director
- ---------------------------------------------
Earl G. Graves

/S/ Gerald Greenwald
- ---------------------------------------------
Gerald Greenwald                                                Director

- ---------------------------------------------
Richard L. Huber                                                Vice Chairman for Strategy and Finance (Principal
                                                                Financial Officer)

- ---------------------------------------------
Robert E. Broatch                                               Senior Vice President, Finance and Corporate
                                                                Controller (Principal Accounting Officer)

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